Exhibit 99.1
AptarGroup, Inc.
Revenue by Segment & Geography (Unaudited)
($ In Thousands)
Revenue by segment and geography based on shipped from locations for each of the quarterly periods of 2022 is as follows:

	For the Three Months Ended March 31, 2022
Segment	Europe	Domestic	Latin America	Asia	Total
Aptar Pharma	$211,007	$106,341	$7,855	$17,259	$342,462
Aptar Beauty	187,759	69,380	29,690	22,251	309,080
Aptar Closures	56,365	104,284	20,199	12,542	193,390
Total	$455,131	$280,005	$57,744	$52,052	$844,932

	For the Three Months Ended June 30, 2022
Segment	Europe	Domestic	Latin America	Asia	Total
Aptar Pharma	$209,118	$108,414	$6,339	$16,360	$340,231
Aptar Beauty	182,934	79,819	32,452	22,462	317,667
Aptar Closures	52,913	100,569	20,351	12,812	186,645
Total	$444,965	$288,802	$59,142	$51,634	$844,543

	For the Three Months Ended September 30, 2022
Segment	Europe	Domestic	Latin America	Asia	Total
Aptar Pharma	$212,751	$105,542	$6,309	$18,795	$343,397
Aptar Beauty	169,936	75,070	35,195	22,845	303,046
Aptar Closures	54,146	99,198	21,777	15,296	190,417
Total	$436,833	$279,810	$63,281	$56,936	$836,860

	For the Three Months Ended December 31, 2022
Segment	Europe	Domestic	Latin America	Asia	Total
Aptar Pharma	$203,571	$106,104	$6,572	$18,919	$335,166
Aptar Beauty	182,911	59,783	31,005	19,043	292,742
Aptar Closures	49,984	85,655	17,719	14,648	168,006
Total	$436,466	$251,542	$55,296	$52,610	$795,914
Revenue by segment and geography based on shipped from locations for the years ended December 31, 2022 and 2021 is as follows:

	For the Year Ended December 31, 2022
Segment	Europe	Domestic	Latin America	Asia	Total
Aptar Pharma	$836,447	$426,401	$27,075	$71,333	$1,361,256
Aptar Beauty	723,540	284,052	128,342	86,601	1,222,535
Aptar Closures	213,408	389,706	80,046	55,298	738,458
Total	$1,773,395	$1,100,159	$235,463	$213,232	$3,322,249

	For the Year Ended December 31, 2021
Segment	Europe	Domestic	Latin America	Asia	Total
Aptar Pharma	$830,552	$374,063	$21,482	$58,527	$1,284,624
Aptar Beauty	675,079	300,658	117,920	88,189	1,181,846
Aptar Closures	219,551	407,102	76,641	57,457	760,751
Total	$1,725,182	$1,081,823	$216,043	$204,173	$3,227,221

AptarGroup, Inc.
Segment Information (Unaudited)
($ In Thousands)
Financial information regarding our reporting segments for each of the quarterly periods of 2022 is as follows:

Three Months Ended	March 31	June 30	September 30	December 31
Total Sales:
Aptar Pharma	$346,672	$345,369	$345,079	$335,329
Aptar Beauty	315,368	323,794	308,353	298,503
Aptar Closures	196,068	189,166	192,706	170,115
Total Sales	$858,108	$858,329	$846,138	$803,947
Less: Intersegment Sales:
Aptar Pharma	$4,210	$5,138	$1,682	$163
Aptar Beauty	6,288	6,127	5,307	5,761
Aptar Closures	2,678	2,521	2,289	2,109
Total Intersegment Sales	$13,176	$13,786	$9,278	$8,033
Net Sales:
Aptar Pharma	$342,462	$340,231	$343,397	$335,166
Aptar Beauty	309,080	317,667	303,046	292,742
Aptar Closures	193,390	186,645	190,417	168,006
Net Sales	$844,932	$844,543	$836,860	$795,914
Adjusted EBITDA (1):
Aptar Pharma	$115,552	$111,006	$107,235	$107,829
Aptar Beauty	34,550	41,230	36,563	39,544
Aptar Closures	24,183	21,354	23,483	17,089
Corporate & Other, unallocated	(17,970)	(13,663)	(13,537)	(17,760)
Acquisition-related costs (2)	—	—	(231)	—
Restructuring Initiatives	(291)	(428)	(2,270)	(3,608)
Net unrealized investment (loss) gain (3)	(2,091)	(483)	277	(1,026)
Depreciation and amortization	(58,665)	(58,552)	(57,601)	(58,888)
Interest Expense	(8,930)	(11,982)	(9,756)	(10,159)
Interest Income	288	989	752	671
Income before Income Taxes	$86,626	$89,471	$84,915	$73,692

(1)We evaluate performance of our reporting segments and allocate resources based upon Adjusted EBITDA. Adjusted EBITDA is defined as earnings before net interest, taxes, depreciation, amortization, unallocated corporate expenses, restructuring initiatives, acquisition-related costs, net unrealized investment gains and losses related to observable market price changes on equity securities and other special items.
(2)Acquisition-related costs include transaction costs and purchase accounting adjustments related to acquisitions and investments.
(3)Net unrealized investment (loss) gain represents the change in fair value of our investment in PureCycle Technologies (“PCT”).

Financial information regarding our reporting segments for the years ended December 31, 2022 and 2021 is as follows:

Years Ended December 31,	2022	2021
Total Sales:
Aptar Pharma	$1,372,449	$1,297,996
Aptar Beauty	1,246,018	1,204,312
Aptar Closures	748,055	768,497
Total Sales	$3,366,522	$3,270,805
Less: Intersegment Sales:
Aptar Pharma	$11,193	$13,372
Aptar Beauty	23,483	22,466
Aptar Closures	9,597	7,746
Total Intersegment Sales	$44,273	$43,584
Net Sales:
Aptar Pharma	$1,361,256	$1,284,624
Aptar Beauty	1,222,535	1,181,846
Aptar Closures	738,458	760,751
Net Sales	$3,322,249	$3,227,221
Adjusted EBITDA (1):
Aptar Pharma	$441,622	$425,714
Aptar Beauty	151,887	125,451
Aptar Closures	86,109	108,615
Corporate & Other, unallocated	(62,930)	(52,314)
Acquisition-related costs (2)	(231)	(3,811)
Restructuring Initiatives	(6,597)	(23,240)
Net unrealized investment (loss) gain (3)	(3,323)	2,709
Depreciation and amortization	(233,706)	(234,853)
Interest Expense	(40,827)	(30,284)
Interest Income	2,700	3,668
Income before Income Taxes	$334,704	$321,655
Capital Expenditures:
Aptar Pharma	$164,396	$154,077
Aptar Beauty	74,203	87,442
Aptar Closures	44,223	47,225
Corporate & Other	29,491	29,686
Transfer of Corporate Technology Expenditures (4)	(1,886)	(10,495)
Capital Expenditures	$310,427	$307,935
Total Assets:
Aptar Pharma	$1,872,843	$1,833,512
Aptar Beauty	1,398,813	1,370,854
Aptar Closures	779,654	819,332
Corporate & Other	152,148	117,666
Total Assets	$4,203,458	$4,141,364

(4)The transfer of corporate technology expenditures represents amounts of projects managed by corporate for the benefit of specific entities within each segment. Once the projects are complete, all related costs are allocated from corporate to and paid by the appropriate entity and the associated assets are then depreciated at the entity level.

AptarGroup, Inc.
Reconciliation of Adjusted EBIT and Adjusted EBITDA to Net Income (Unaudited)
($ In Thousands)
The reconciliation of Adjusted EBIT and Adjusted EBITDA to Net Income for each of the quarterly periods of 2022 is as follows:

	Three Months Ended March 31, 2022

	Consolidated	Aptar Pharma	Aptar Beauty	Aptar Closures	Corporate & Other	Net Interest
Net Sales	$844,932	$342,462	$309,080	$193,390	$—	$—

Reported net income	$62,371
Reported income taxes	24,255
Reported income before income taxes	86,626	92,206	14,008	10,646	(21,592)	(8,642)
Adjustments:
Restructuring initiatives	291	—	111	180	—
Net unrealized investment loss (1)	2,091	—	—	—	2,091
Transaction costs related to acquisitions	—	—	—	—	—
Adjusted earnings before income taxes	89,008	92,206	14,119	10,826	(19,501)	(8,642)
Interest expense	8,930					8,930
Interest income	(288)					(288)
Adjusted earnings before net interest and taxes (Adjusted EBIT)	97,650	92,206	14,119	10,826	(19,501)	—
Depreciation and amortization	58,665	23,346	20,431	13,357	1,531
Adjusted earnings before net interest, taxes, depreciation and amortization (Adjusted EBITDA)	$156,315	$115,552	$34,550	$24,183	$(17,970)	$—

Adjusted EBITDA margins (Adjusted EBITDA / Reported Net Sales)	18.5%	33.7%	11.2%	12.5%

	Three Months Ended June 30, 2022

	Consolidated	Aptar Pharma	Aptar Beauty	Aptar Closures	Corporate & Other	Net Interest
Net Sales	$844,543	$340,231	$317,667	$186,645	$—	$—

Reported net income	$63,613
Reported income taxes	25,858
Reported income before income taxes	89,471	87,445	20,459	8,188	(15,628)	(10,993)
Adjustments:
Restructuring initiatives	428	—	423	5	—
Net unrealized investment loss (1)	483	—	—	—	483
Transaction costs related to acquisitions	—	—	—	—	—
Adjusted earnings before income taxes	90,382	87,445	20,882	8,193	(15,145)	(10,993)
Interest expense	11,982					11,982
Interest income	(989)					(989)
Adjusted earnings before net interest and taxes (Adjusted EBIT)	101,375	87,445	20,882	8,193	(15,145)	—
Depreciation and amortization	58,552	23,561	20,348	13,161	1,482
Adjusted earnings before net interest, taxes, depreciation and amortization (Adjusted EBITDA)	$159,927	$111,006	$41,230	$21,354	$(13,663)	$—

Adjusted EBITDA margins (Adjusted EBITDA / Reported Net Sales)	18.9%	32.6%	13.0%	11.4%

	Three Months Ended September 30, 2022

	Consolidated	Aptar Pharma	Aptar Beauty	Aptar Closures	Corporate & Other	Net Interest
Net Sales	$836,860	$343,397	$303,046	$190,417	$—	$—

Reported net income	$54,177
Reported income taxes	30,738
Reported income before income taxes	84,915	83,571	14,729	10,460	(14,841)	(9,004)
Adjustments:
Restructuring initiatives	2,270	—	2,240	30	—
Net unrealized investment gain (1)	(277)	—	—	—	(277)
Transaction costs related to acquisitions	231	231	—	—	—
Adjusted earnings before income taxes	87,139	83,802	16,969	10,490	(15,118)	(9,004)
Interest expense	9,756					9,756
Interest income	(752)					(752)
Adjusted earnings before net interest and taxes (Adjusted EBIT)	96,143	83,802	16,969	10,490	(15,118)	—
Depreciation and amortization	57,601	23,433	19,594	12,993	1,581
Adjusted earnings before net interest, taxes, depreciation and amortization (Adjusted EBITDA)	$153,744	$107,235	$36,563	$23,483	$(13,537)	$—

Adjusted EBITDA margins (Adjusted EBITDA / Reported Net Sales)	18.4%	31.2%	12.1%	12.3%

	Three Months Ended December 31, 2022

	Consolidated	Aptar Pharma	Aptar Beauty	Aptar Closures	Corporate & Other	Net Interest
Net Sales	$795,914	$335,166	$292,742	$168,006	$—	$—

Reported net income	$59,394
Reported income taxes	14,298
Reported income before income taxes	73,692	83,773	16,654	2,891	(20,138)	(9,488)
Adjustments:
Restructuring initiatives	3,608	—	2,765	843	—
Net unrealized investment loss (1)	1,026	—	—	—	1,026
Transaction costs related to acquisitions	—	—	—	—	—
Adjusted earnings before income taxes	78,326	83,773	19,419	3,734	(19,112)	(9,488)
Interest expense	10,159					10,159
Interest income	(671)					(671)
Adjusted earnings before net interest and taxes (Adjusted EBIT)	87,814	83,773	19,419	3,734	(19,112)	—
Depreciation and amortization	58,888	24,056	20,125	13,355	1,352
Adjusted earnings before net interest, taxes, depreciation and amortization (Adjusted EBITDA)	$146,702	$107,829	$39,544	$17,089	$(17,760)	$—

Adjusted EBITDA margins (Adjusted EBITDA / Reported Net Sales)	18.4%	32.2%	13.5%	10.2%

The reconciliation of Adjusted EBIT and Adjusted EBITDA to Net Income for the years ended December 31, 2022 and 2021 is as follows:

	Year Ended December 31, 2022

	Consolidated	Aptar Pharma	Aptar Beauty	Aptar Closures	Corporate & Other	Net Interest
Net Sales	$3,322,249	$1,361,256	$1,222,535	$738,458	$—	$—

Reported net income	$239,555
Reported income taxes	95,149
Reported income before income taxes	334,704	346,995	65,850	32,185	(72,199)	(38,127)
Adjustments:
Restructuring initiatives	6,597	—	5,539	1,058	—
Net unrealized investment loss (1)	3,323	—	—	—	3,323
Transaction costs related to acquisitions	231	231	—	—	—
Adjusted earnings before income taxes	344,855	347,226	71,389	33,243	(68,876)	(38,127)
Interest expense	40,827					40,827
Interest income	(2,700)					(2,700)
Adjusted earnings before net interest and taxes (Adjusted EBIT)	382,982	347,226	71,389	33,243	(68,876)	—
Depreciation and amortization	233,706	94,396	80,498	52,866	5,946
Adjusted earnings before net interest, taxes, depreciation and amortization (Adjusted EBITDA)	$616,688	$441,622	$151,887	$86,109	$(62,930)	$—

Adjusted EBITDA margins (Adjusted EBITDA / Reported Net Sales)	18.6%	32.4%	12.4%	11.7%

	Year Ended December 31, 2021

	Consolidated	Aptar Pharma	Aptar Beauty	Aptar Closures	Corporate & Other	Net Interest
Net Sales	$3,227,221	$1,284,624	$1,181,846	$760,751	$—	$—

Reported net income	$243,638
Reported income taxes	78,017
Reported income before income taxes	321,655	331,317	33,923	52,358	(69,327)	(26,616)
Adjustments:
Restructuring initiatives	23,240	76	8,149	2,702	12,313
Net unrealized investment gain (1)	(2,709)	—	—	—	(2,709)
Transaction costs related to acquisitions	3,811	3,811	—	—	—
Adjusted earnings before income taxes	345,997	335,204	42,072	55,060	(59,723)	(26,616)
Interest expense	30,284					30,284
Interest income	(3,668)					(3,668)
Adjusted earnings before net interest and taxes (Adjusted EBIT)	372,613	335,204	42,072	55,060	(59,723)	—
Depreciation and amortization	234,853	90,510	83,379	53,555	7,409	—
Adjusted earnings before net interest, taxes, depreciation and amortization (Adjusted EBITDA)	$607,466	$425,714	$125,451	$108,615	$(52,314)	$—

Adjusted EBITDA margins (Adjusted EBITDA / Reported Net Sales)	18.8%	33.1%	10.6%	14.3%

(1)Net unrealized investment gain (loss) represents the change in fair value of our investment in PCT.